SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT






                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934




                        Date of Report - October 24, 2002


                              CH ENERGY GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


NEW YORK                          0-30512                     14-1804460
------------------          ------------------          ------------------------
State or other               (Commission File               (IRS Employer
Jurisdiction of               Identification                   Number)
Incorporation number

284 South Avenue, Poughkeepsie, New York                    12601-4879
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

Item 5.           Other Events.

      1.    Appointment of Officer.  Effective October 23, 2002, Registrant
            -----------------------
appointed Joseph J. DeVirgilio, Jr. to the position of Senior Vice President of Corporate Services and Administration, reporting to Chairman of the Board, President and Chief Executive Officer Paul J. Ganci. DeVirgilio, who holds the same title within Central Hudson Gas & Electric Corporation, will now be responsible for executive management of these functions within all subsidiary units.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CH ENERGY GROUP, INC.
                                    (Registrant)



                                    By:     /s/ Donna S. Doyle
                                         -------------------------
                                              DONNA S. DOYLE
                                        Vice President - Accounting
                                              and Controller

Dated:  October 24, 2002